THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT THREE


                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS:


     That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-6 or other appropriate form under the federal securities laws for The Travelers Variable Life Insurance Separate Account Three, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2003.


                                                 /s/George C. Kokulis
                                                 Director, President and
                                                 Chief Executive Officer
                                                 The Travelers Insurance Company

          THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT THREE


                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS:


     That I, GLENN D. LAMMEY of Simsbury, Connecticut, Director, Chief Financial Officer and Chief Accounting Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-6 or other appropriate form under the federal securities laws for The Travelers Variable Life Insurance Separate Account Three, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2003.


                                          /s/Glenn D. Lammey
                                          Director, Chief Financial Officer and
                                          Chief Accounting Officer
                                          The Travelers Insurance Company

          THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT THREE


                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS:


     That I, MARLA BERMAN LEWITUS of Marlborough, Massachusetts, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-6 or other appropriate form under the federal securities laws for The Travelers Variable Life Insurance Separate Account Three, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2003.



                                                 /s/Marla Berman Lewitus
                                                 Director
                                                 The Travelers Insurance Company

          THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT THREE


                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL MEN BY THESE PRESENTS:


     That I, KATHLEEN L. PRESTON of South Windsor, Connecticut, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-6 or other appropriate form under the federal securities laws for The Travelers Variable Life Insurance Separate Account Three, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2003.


                                                Kathleen L. Preston
                                                Director
                                                The Travelers Insurance Company